UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2022

CITIC Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39222	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong 9/F
(Address of principal executive offices, including zip code)

(852) 3710-6888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	CCAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CCAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CCAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced on June 22, 2021, CITIC Capital Acquisition Corp., a Cayman Islands exempted company limited by shares (“CCAC”), entered into an Agreement and Plan of Merger as of June 21, 2021 (as amended from time to time, the “Merger Agreement”) (the transactions contemplated by the Merger Agreement, the “Business Combination”), by and among CCAC, CITIC Capital Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of CCAC, and Quanergy Systems, Inc., a Delaware corporation (“Quanergy”). In connection with the Business Combination between CCAC and Quanergy, CCAC filed a preliminary proxy statement (File No. 333-257962) (as amended, the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on July 16, 2021. On January 6, 2022, CCAC filed a Definitive Proxy Statement relating to CCAC’s special meeting scheduled to be held on January 31, 2022 (the “Definitive Proxy Statement”), to, among other things, obtain the approvals required to consummate the Business Combinations.

Since the initial filing of the Preliminary Proxy Statement, purported shareholders of CCAC have sent demand letters in connection with the Business Combination (the “Demand Letters”).

CCAC is including in this Current Report on Form 8-K certain supplemental disclosures regarding the Business Combination. CCAC and its board of directors believe that the allegations and claims asserted in the Demand Letters lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, solely in order to avoid the risk of the Demand Letters delaying or otherwise adversely affecting the Business Combination and to minimize the costs, risks, and uncertainties inherent in defending the claims, CCAC hereby voluntarily amends and supplements the Definitive Proxy Statement, as set forth in this Current Report on Form 8-K. CCAC and the members of its board of directors deny any liability or wrongdoing in connection with the Definitive Proxy Statement, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety and is available free of charge on the Internet site maintained by the SEC at http://www.sec.gov. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. New text is underlined, and deleted text is stricken through.

The disclosure on page 157 of the Definitive Proxy Statement is hereby supplemented by adding the following sentence to the end of the fourth paragraph as follows:

On June 28, 2021, the CCAC and Quanergy entered into an amendment to the Merger Agreement to provide that CCAC will not designate a director to the board of directors of Quanergy immediately following the Effective Time under Section 7.6(a) of the Merger Agreement. CCAC and the Sponsor will not appoint any officers in the management of Quanergy PubCo following the Closing.

The disclosure on page 156 of the Definitive Proxy Statement is hereby supplemented by adding the following sentence to the end of the fourth paragraph as follows:

Credit Suisse did not receive customary PIPE placement agent fees, consistent with market practice. Credit Suisse has not performed any services to any parties to the Merger Agreement or their affiliates, and has not received any compensation from any parties to the Merger Agreement or their affiliate except for otherwise disclosed in this proxy statement / prospectus.

The disclosure on page 162 of the Definitive Proxy Statement is hereby supplemented by amending and restating the second paragraph as follows:

Duff & Phelps estimated ~~the net present value of all cash flows attributable to Quanergy after fiscal year 2025 (the “Terminal Value”)~~ the terminal value in 2025 to be $4.3 billion to $5.2 billion using a terminal earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiple range of 22.5x to 27.5x. Duff & Phelps reviewed selected public companies and SPAC transactions that it deemed relevant to its analysis to select the terminal EBITDA multiple range (as described in further detail in the Market Approach section below). Determination of an appropriate EDITDA multiple ranges requires complex considerations and judgement concerning differences in financial and operating characteristics of the selected companies and targets, as well as other factors that could affect their value relative to that of Quanergy. Duff & Phelps considered a number of factors in selecting the appropriate EBITDA multiples, including current growth rates and EBITDA margins of the selected public companies as they compare to Quanergy’s expected margins and growth rates beyond 2025. Duff & Phelps used discount rates ranging from 30.0% to 35.0%, reflecting Duff & Phelps’ estimate of the expected return required for an investment in Quanergy, to discount the projected free cash flows and the Terminal Value. Duff & Phelps considered a number of factors in determining the discount rate range. Duff & Phelps considered Quanergy to be a “start-up” / “early-stage” venture as Quanergy has significant operational / technological risks. Determination of an appropriate discount rate requires a certain degree of judgment. Duff & Phelps considered a number of factors in determining the discount rate, including: (1) Quanergy’s stage in the cycle of management’s business plan, (2) Quanergy’s projected financial performance and growth, ~~and~~ (3) the risks facing Quanergy in order to achieve the projected results, including technology risk, execution risk, and competitive risks, ~~among others~~ (4) varying rates of technological adoption within and beyond the automotive industry, (5) legislative risks associated with the technological adoption, (6) the ability of Quanergy to rapidly reduce costs to drive market demand, and (7) the fact that Quanergy is not projected to be profitable on an EBITDA basis until 2024. Duff & Phelps believes that this range of discount rates is consistent with the rate of return that security holders could expect to realize on alternative investment opportunities with similar risk profiles.

The disclosure on page 166 of the Definitive Proxy Statement is hereby supplemented by adding the following paragraph after the first paragraph as follows:

The six SPAC transactions included in the selected SPAC analysis were:

Aeva, Inc. (announcement date: November 2, 2020; closing date: March 12, 2021; transaction value: $2.1 billion);

AEye, Inc. (announcement date: February 17, 2021; closing date: August 16, 2021; transaction value: $1.5 billion);

Innoviz Technologies Ltd. (announcement date: December 11, 2020; closing date: April 5, 2021; transaction value: $1.4 billion);

Luminar Technologies, Inc. (announcement date: August 24, 2020; closing date: December 2, 2020; transaction value: $3.4 billion);

Ouster, Inc. (announcement date: December 22, 2020; closing date: March 11, 2021; transaction value: $1.9 billion); and

Velodyne Lidar, Inc. (announcement date: July 2, 2020; closing date: September 29, 2020; transaction value: $1.8 billion).

The disclosure on page 167 of the Definitive Proxy Statement is hereby supplemented by amending and restating the second paragraph as follows:

Rather than applying the average or median multiple from these analyses, Duff & Phelps selected multiples that, in its judgement, reflected Quanergy’s size, growth outlook, capital requirements, profit margins, revenue mix, and other characteristics relative to the selected public companies and SPAC transactions. Based on these analyses, Duff & Phelps’ selected (i) a revenue multiple range of 3.50x to 5.50x to apply to Quanergy’s 2024 estimated revenue and 2.00x to 3.00x to apply to Quanergy’s 2025 estimated revenue, and (ii) a terminal EBITDA multiple range of 22.5x to 27.5x which was utilized in the DCF analysis to estimate the enterprise value range of Quanergy. In selecting the revenue multiple range of 3.50x to 5.50x for Quanergy’s 2024 estimated revenue, Duff & Phelps considered factors such as financial comparability including size, projected revenue growth rates, projected EBITDA growth rates, projected gross margins, time to achieve meaningful revenues, technological competitiveness, addressable markets and market penetration rates. In selecting the revenue multiple range of 2.00x to 3.00x for Quanergy’s 2025 estimated revenue, Duff & Phelps relied on the median 2025 revenue multiples of the six LIDAR companies and Velodyne Lidar’s 2024 revenue multiple. Please see discussion in Income Approach (Discounted Cash Flow Analysis) Section above for details relating to the selection of the terminal EBITDA multiple range of 22.5x to 27.5x.

- END OF SUPPLEMENT TO PROXY STATEMENT –

Important Information about the Business Combination and Where to Find It

In connection with the proposed transaction (the “Business Combination”), CCAC filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement/prospectus and other relevant materials, and plans to file with the SEC other documents regarding the Business Combination with Quanergy. CCAC urges its investors, shareholders and other interested persons to read the definitive proxy statement/prospectus filed with the SEC and documents incorporated by reference therein because these documents will contain important information about CCAC, Quanergy and the proposed Business Combination. CCAC has also commenced mailing the definitive proxy statement/prospectus and a proxy card to each shareholder of CCAC as of the record date established for voting on the proposed Business Combination and will contain important information about the proposed Business Combination and related matters. Shareholders of CCAC and other interested persons are advised to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed Business Combination because they will contain important information about CCAC, Quanergy and the proposed Business Combination. Shareholders can also obtain copies of the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge at the SEC’s website at www.sec.gov or by directing a request to: CITIC Capital Acquisition Corp., 28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, Attention: Fanglu Wang, telephone: +852 3710 6888. The information contained on, or that may be accessed through, the websites referenced in this current report is not incorporated by reference into, and is not a part of, this current report.

Participants in the Solicitation

CCAC, Quanergy and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CCAC’s shareholders in connection with the proposed Business Combination. CCAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CCAC, including their ownership of CCAC’s securities in the definitive proxy statement/prospectus for the Business Combination, which was filed with the SEC on January 6, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CCAC’s shareholders in connection with the proposed Business Combination are set forth in the proxy statement/prospectus for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination are included in the proxy statement/prospectus for the Business Combination. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This current report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CCAC or Quanergy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This current report includes certain statements that are not historical facts but are forward- looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this current report, including those regarding CCAC’s ability to consummate the proposed Business Combination, anticipated timing of the proposed Business Combination, and the combined company’s future products and growth are forward-looking statements. These statements are based on various assumptions, whether or not identified in this current report, and on the current expectations of the respective management of CCAC and Quanergy and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CCAC or Quanergy. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the shareholders of CCAC or Quanergy is not obtained; the inability to complete the PIPE offering in connection with the Business Combination; failure to realize the anticipated benefits of the proposed Business Combination; risk relating to the uncertainty of the projected financial information with respect to Quanergy; the amount of redemption requests made by CCAC’s shareholders; the overall level of consumer demand for Quanergy’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Quanergy’s securities on the New York Stock Exchange; the financial strength of Quanergy’s customers; Quanergy’s ability to implement its business strategy; changes in governmental regulation, Quanergy’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Quanergy’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Quanergy’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Quanergy and its suppliers and customers; Quanergy’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Quanergy’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Quanergy’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect CCAC’s or Quanergy’s financial results is included from time to time in CCAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents CCAC has filed, or will file, with the SEC, including the final amended registration statement on Form S-4 that will include proxy statements/prospectus that CCAC will file with the SEC in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed Business Combination. If any of these risks materialize or CCAC’s or Quanergy’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward- looking statements. There may be additional risks that neither CCAC nor Quanergy presently know, or that CCAC and Quanergy currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward- looking statements reflect CCAC’s and Quanergy’s expectations, plans or forecasts of future events and views as of the date of this current report. Neither CCAC nor Quanergy gives assurance that either CCAC or Quanergy, or the combined company, will achieve its expectations. CCAC and Quanergy anticipate that subsequent events and developments will cause their assessments to change. However, while CCAC and Quanergy may elect to update these forward-looking statements at some point in the future, CCAC and Quanergy specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CCAC’s or Quanergy’s assessments as of any date subsequent to the date of this current report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIC Capital Acquisition Corp.

Date: January 24, 2022

	By:	/s/ Fanglu Wang
	Name:	Fanglu Wang
	Title:	Chief Executive Officer